SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 2004
                                                          -------------

                                  Eagle Bancorp
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             (Exact name of registrant as specified in its charter)


      United States                  000-29687                   81-0531318
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


     1400 Prospect Avenue,          Helena, MT                     59601
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (406) 442-3080
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          (Former name or former address, if changed since last report)

Item 12.   Regulation FD
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           On July 22, 2004, Eagle Bancorp announced its earnings for the fourth quarter of the 2004 fiscal year. A copy of the press release dated July 22, 2004, describing fourth quarter earnings is attached as Exhibit 99.

           The information in Item 12 to this Form 8-K and Exhibit 99 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   July 22, 2004                              EAGLE BANCORP



                                                    By:  /s/ Peter J. Johnson
                                                         --------------------
                                                         Peter J. Johnson
                                                         Senior VP/Treasurer




Exhibit No.                Description
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99                         Press release dated July 22, 2004